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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): December 21, 2005

                                 Morgan Stanley
                           (Exact Name of Registrant
                            as Specified in Charter)

           Delaware                     1-11758                36-3145972
       (State or Other          (Commission File Number)     (IRS Employer
Jurisdiction of Incorporation)                             Identification No.)

1585 Broadway, New York, New York                                 10036
     (Address of Principal                                      (Zip Code)
       Executive Offices)


       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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   Item 5.02 Departure of Directors or Principal Officers; Election of
   Directors; Appointment of Principal Officers

     (b) On December 21, 2005, Morgan Stanley (the "Company") announced that Edward A. Brennan, John W. Madigan and Miles L. Marsh have advised the Company of their intent to resign as members of the Company's Board of Directors. Mr. Brennan's resignation will be effective January 16, 2006 and the resignations of Messrs. Madigan and Marsh will be effective December 31, 2005. A copy of the press release relating to the resignations of Messrs. Brennan, Madigan and Marsh is attached as Exhibit 99 hereto.

   Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

         Exhibit
         Number         Description
         ------         -----------

           99           Press Release of Morgan Stanley dated December 21, 2005.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MORGAN STANLEY
                                       (Registrant)


Date: December 21, 2005                By: /s/ William J. O'Shaughnessy, Jr.
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                                          Name:  William J. O'Shaughnessy, Jr.
                                          Title: Assistant Secretary and Counsel